CONFIDENTIAL

Exhibit 10.2

Certain identified information has been excluded from this exhibit because it is both not material and is the type that the registrant treats as private or confidential. Information that was omitted has been noted in this document with a placeholder identified by the mark “[***]”.

TWIST BIOSCIENCE CORPORATION

FIRST AMENDMENT TO ANTIBODY LICENSING AGREEMENT

This First Amendment (“Amendment”) to the Antibody Licensing Agreement effective as of the 20th day of December 2024 (the “Original Agreement”), by and between Twist Bioscience Corporation, a Delaware corporation, with an address at 681 Gateway Boulevard, South San Francisco, CA 94080 USA (“Twist”), and Spruce Biosciences, Inc., a corporation organized under the laws of the state of Delaware with an address at 611 Gateway Boulevard, Suite 740, South San Francisco, CA 94080 USA (“Company”) is entered into and made effective as of July 28, 2025 (the “Amendment Effective Date”).

WHEREAS, the Original Agreement has expired due to Company’s non-exercise of the Option in accordance with Section 3.1.2, but Twist is willing to continue the Term of the Original Agreement if Company, or a third party on Company’s behalf, pays the License Fee to Twist in accordance with Section 5.2 plus [***], which must occur no later than December 31, 2025 (the “License Renewal Fee”),

WHEREAS, if (i) payment of the License Renewal Fee is made to Twist by Company, or a third party on Company’s behalf, on or before December 31st, 2025 (i) [***] and (ii) Twist shall issue the Commercial License to Company pursuant to Section 3.1.3,

WHEREAS, the Parties wish to amend the Original Agreement in accordance with the terms set forth below.

NOW, THEREFORE, for and in consideration of the premises and mutual promises herein contained, upon execution of this Amendment and payment of the License Renewal Fee by Company, or a third party on Company’s behalf, the Parties hereby agree that the Original Agreement is amended as follows:

1.
Defined Terms. Capitalized terms used in this Amendment and not defined herein shall have the meaning given to such terms in the Original Agreement.

2.
Sections 3.1.2, 3.1.3 and 5.2. The Parties hereby agree that if payment of the License Renewal Fee is made by Company, or a third party on Company’s behalf, to Twist on or before December 31st 2025, this shall constitute (i) completion of the Option Notice by Company pursuant to Section 3.1.2, (ii) issuance of the Commercial License by Twist to Company pursuant to Section 3.1.3, and (iii) timely receipt of the License Fee by Twist pursuant to Section 5.2.

3.
Sections 5.5.1 and 9.1. The Parties hereby agree that: (i) if payment of the License Renewal Fee is made by Company, or a third party on Company’s behalf, to Twist on or before December 31st 2025, the Term shall continue in effect until the expiration of the last remaining Royalty Term pursuant to Sections 5.5.1 and 9.1, unless earlier terminated in accordance with Section 9; and (ii) if payment of the License Renewal Fee is not made by Company, or a third party on Company’s behalf, to Twist by December 31st 2025, the Term, and all rights and obligations under the Original Agreement, shall immediately expire.

CONFIDENTIAL

4.
No Other Modifications. Except as specifically set forth in this Amendment, the terms and conditions of the Original Agreement shall continue in full force and effect and shall apply to this Amendment. This Amendment constitutes the complete and exclusive statement of the agreement between the Parties with respect to the subject matter of this Amendment, and supersedes all prior agreement and understandings, and all prior and contemporaneous (oral or written) proposals, understanding, representations, conditions, warranties, covenants and all other communications between the Parties respecting the subject matter hereof. This Amendment may be amended only by a writing that refers to the Original Agreement and this Amendment and is signed by an authorized representative of both Parties. The Original Agreement and this Amendment shall be read and construed together as a single agreement and the term “Agreement” used in the Original Agreement shall be deemed a reference to the Original Agreement as amended by this Amendment.

5.
Counterparts. The Parties acknowledge and agree that this Amendment may be executed by electronic signature, which shall be considered an original signature for all purposes and shall have the same force and effect as an original signature.

IN WITNESS WHEREOF, the Parties executed this Amendment by the Parties’ duly authorized representatives on the Amendment Effective Date.

Twist Bioscience Corporation Spruce Biosciences, Inc.

By: /s/ Emily Leproust By: /s/ Samir Gharib

Name: Emily Leproust, Ph.D. Name: Samir Gharib

Title: Chief Executive Officer Title: President and Chief Financial Officer

Date: July 28, 2025 Date: July 28, 2025